4
th
Quarter and Year-end 2006 Earnings Call
1099 18 Street, Suite 2300 Denver, Colorado 80202 303.293.9100, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG
February 27, 2007
Fred Barrett
CEO and Chairman
IR contact: Bill Crawford, Investor Relations Manager, bcrawford@billbarrettcorp.com
Joe Jaggers
COO and President
Exhibit 99.2
th

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements.  These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions.  These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services, drilling rigs, transportation and processing, the ability to divest certain properties, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our filings with the Securities and Exchange Commission (“SEC”). We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections of these filings.  In addition, historical information may not be indicative of future results.
The SEC permits oil and gas companies, in their filings with the SEC, to disclose only  proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC.  It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett Corporation’s Form 10-K for the year ended December 31, 2005 filed with the SEC.  This document is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC website at www.sec.gov.
Discretionary cash flow is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
Forward-Looking and Other Cautionary Statements
The Company calculates organic finding and development cost, or F&D cost, by dividing (x) costs incurred less asset retirement obligation and less material acquisitions and less certain non-cash capital items less proceeds received for divesting and joint exploration agreement, by (y) reserve additions for the year less reserves acquired for cash, netted against reserves disposed.  Consistent with industry practice, future capital expenditures to develop proved undeveloped reserves or capital associated with furniture, fixtures and equipment are not included in costs incurred.  The methods the Company uses to calculate its F&D cost may differ significantly from methods used by other companies to compute similar measures. As a result, the Company’s F&D cost may not be comparable to similar measures provided by other companies. The Company believes that providing a measure of F&D cost is useful to investors in evaluating the cost, on a per thousand cubic feet of natural gas equivalent basis, to add proved reserves.  However, this measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in its financial statements prepared in accordance with generally accepted accounting principles. Due to various factors, including timing differences in the addition of proved reserves and the related costs to develop those reserves, F&D costs do not necessarily reflect precisely the costs associated with particular reserves. As a result of various factors that could materially affect the timing and amounts of future increases in reserves and the timing and amounts of future costs, the Company cannot assure you that its future F&D costs will not differ material from those presented.

Q4 '06 Q3 '06 Q4 '05 YE '06 YE '05
Production (Bcfe) 14.2 12.6 12.3 52.1 39.4
Discretionary cash flow*
-in millions $61.6 $54.0 $81.3 $238.5 $195.4
-per diluted share $1.39 $1.23 $1.86 $5.39 $4.50
-per mcfe $4.35 $4.28 $6.61 $4.58 $4.96
Net Income
-in millions $11.0 $20.7 $23.3 $62.0 $23.8
-per diluted share $0.25 $0.47 $0.53 $1.40 $0.55
Per Mcfe
-Realized price (including hedge effects) $6.21 $6.37 $8.89 $6.60 $7.21
-LOE/Gathering $0.87 $0.85 $0.71 $0.87 $0.80
-G&A (excluding stock based comp)* $0.50 $0.55 $0.57 $0.53 $0.62
-Production taxes $0.33 $0.51 $0.97 $0.50 $0.85
Year End Reserves (Bcfe)
428.4 341.0
Capex (in millions) $377 $341
-CH4 acquisition, net of divestiture to Storm Cat and defered tax $48 $0
-Proceeds from joint exploration agreement ($48) ($14)
F&D*
$2.44 $3.81
*non-GAAP measure, see cautionary statements
Key Financial/Operating Highlights

Financial Flexibility to Grow
Cash $  41
Debt 188
Stockholders’ Equity 756
•
Net debt-to-capitalization ratio of 16%
•
Revolving line of credit – conforming borrowing
base of $310 million (based on MY 2006 reserves),
increasing to $360+ million
•
Currently have $188 million debt outstanding
Capitalization
as of December 31, 2006 (in millions)
Hedge Position (as of February 27, 2007)
Protected 27% of estimated
2008 natural gas at $6.62 CIG,
20% is collared at $6.50/$10.00
and 7% is swapped at $6.79
Protected 65% of estimated
2007 natural gas at $6.02 CIG,
40% is collared at $6.15/$9.75
and 25% is swapped at $5.82

Strong Track Record of Growth
Production
(MMcfe/d)
2005
24
69
2004 2002 2003
89
2006 E
143
108
•
Current production: between 145 – 50 MMcfe/d
(excluding Williston)
173
159
159
2007 E
Mar
2002
Dec
2002
Dec
2003
Dec
2004
292
130
58
204
Net Proved Reserves
(Bcfe)
341
Dec
2005
Dec
2006
428

Possible
Possible
Proved
Proved
Probable
Probable
2.0 Tcfe
2.0 Tcfe
WRB
63
WRB
63
Uinta
151
Uinta
151
PRB 26
PRB 26
Piceance
146
Piceance
146
Williston
42
Williston
42
428 Bcfe
Net Proved Reserves
Delineating
Projects
Delineating
Projects
1P
1P
Exploration
Exploration
2P
2P
3P
3P
8-10 Tcfe
Unrisked Potential
8-10 Tcfe
Unrisked Potential
Significant Resource Potential

Uinta Basin West Tavaputs, Utah
•
209% production growth in 2006
•
75 MMcf/d facility capacity, currently
compression constrained; two additional
compressors planned for March ’07
•
120 MMcfe/d processing capacity
(100 firm, 20 interruptible)
•
Negotiating additional 70 MMcfe/d
for Q1 ‘08
0
10
20
30
40
50
60
Net Production
2007E 2005 2006 2008E 2009E
West Tavaputs EIS
expected Q4 ’07 – Q1 ‘08
•
146 Bcfe proved reserves @ YE ’06
(shallow & deep)
•
3P resources 796 Bcfe @ YE ’06
(shallow & deep)
•
30 wells spud in 2006; 32 wells
planned for 2007 (29 shallow, 3 deep)
•
Completing deep 2-12D in early March
•
EIS in process, record of decision
expected Q4 ’07 - Q1 ’08
Wasatch/Mesaverde (shallow)
Dakota/Navajo/Entrada (deep)
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)

Piceance Basin - Gibson Gulch
Colorado
•
179% production growth in 2006
•
146 Bcfe proved reserves @ YE ’06
•
3P resources 700 Bcfe @ YE ‘06
•
68 wells spud in 2006
•
96 wells planned for 2007, including
10-acre pilots (three rig program)
(Williams Fork)
0
10
20
30
Net Production
2007E 2005 2006 2008E 2009E
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)

•
26 Bcfe proved reserves @ YE ‘06
•
3P resources 204 Bcfe @ YE ‘06
•
99 wells spud in 2006
•
229 wells planned for 2007
Powder River Basin – CBM Development
Wyoming
0
5
10
15
20
2007E 2005 2006 2008E 2009E
Big George dewatering,
not yet offsetting
Wyodak decline
Net Production
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)

10 Rockies Express Pipeline Expansion Source: Kindermorgan.com REX customer meeting Nov. 3, 2006

Delineation and Exploration Update
Lake Canyon/Blacktail Ridge Project, Uinta Basin, Utah
1 Wasatch and 6 Green River wells on production
2 additional Wasatch currently in process of completion
Hook and Woodside – Uinta Basin, Utah
Hook shale gas, 2 exploratory tests Q2 – Q3 ’07
Woodside 4-way closure, 1 exploratory test Q2 ’07
Cave Gulch/Cooper Deep, Wind River Basin, Wyoming
Testing Cooper Deep in Cody/Niobrara shale, gas shows
In process of bringing in a partner for continuous drilling
at Bullfrog/Cave Gulch, Q3 spud
Yellow Jacket, Paradox Basin, Colorado
Drilled and cored 2 vertical Gothic shale exploratory tests, one in process of completion
Drill 2 other exploratory tests in 2007
Big Horn Basin, Wyoming
In process of recompleting five stages in the Mesaverde at Sellers Draw #1
Plan exploration test in 2007
Montana Overthrust – Circus Project
Initial 3-D indicates significant, multiple structures
2 tests planned for Q3 ’07

2002 2003 2004 2005
$24
- $5 - $4 - $5
Net Income
(millions)
$62
2006
Strong Track Record of Growth
Discretionary Cash Flow*
(millions)
2002 2004 2005
$7
$102
$195
2003
$38
$239
2006
*Non-GAAP measure

0

100
150
200
250
300
350
400
2005A 2006A 2007E 2008E 2009E
Visible Double-digit Production Growth
225 Wells Drilled
(Gross)
Development 108
Delineation 7
Exploration 11
CBM 99
406 Wells Planned
(Gross)
Development 127
Delineation 40
Exploration 10
CBM 229
474 Wells Planned
(Gross)
Development 159
Delineation 72
Exploration 13
CBM 230
518 Wells Planned
(Gross)
Development 168
Delineation 97
Exploration 6
CBM 247
108
108
143
143
Development
(Piceance, W. Tavaputs, CBM)
With Delineation Success
(Lake Canyon/Blacktail Ridge,
W. Tavaputs deep, WRB deep)
Development
(Piceance, W. Tavaputs, CBM)
With Delineation Success
(Lake Canyon/Blacktail Ridge,
W. Tavaputs deep, WRB deep)
303 Wells Drilled
(Gross)
Development 122
Delineation 5
Exploration 14
CBM 182
Intended
Williston
divestiture
West
Tavaputs
EIS
expected
Q4 ’07 –
Q1 ‘08
159-
173
159-
173
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)